Exhibit 10.94

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R3
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R12, Table 1-2, and Table 1-3R6 to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]).
2.[****].
2.1[****]. The [****] with [****] in calendar years [****] are listed in Attachment A(R3) to this Letter Agreement.
2.2[****]. The [****] with [****] ([****]) in [****] ([****]) [****] for each [****] are listed in Attachment A(R3) to this Letter Agreement. No later than [****] to the [****] in each of calendar years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R3) to this Letter Agreement.
3.Configuration.
3.1Subject to the provisions of Section 3.2 below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
AAL-PA-03735-LA-1106651R3
[****]    Page 1of 5
BOEING PROPRIETARY

(i)[****],
(ii)[****], and
(iii)     [****].
3.2Boeing reserves the right to [****] the [****] starting from a [****]; so long as Boeing can achieve the same [****] which would result pursuant to the provisions of Section 3.1 above.
4.Price.
4.1The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A(R3) to this Letter Agreement.
4.2The [****] Aircraft Basic Price for each of the [****] shall be [****].
4.3The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1[****].
5.2[****].
5.3[****].
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]).
7.2Notwithstanding Section 7.1 above, the [****] for the following [****] in Attachment A(R3) of this letter Agreement are as follows:

[****]	[****]

[****]	[****]

AAL-PA-03735-LA-1106651R3
[****]    Page 2 of 5
BOEING PROPRIETARY

7.3Notwithstanding Section 7.1 above, the [****] for the following [****] in Attachment A(R3) of this letter Agreement are as follows:

[****]	[****]

[****]	[****]
[****]	[****]
[****]	[****]

8.[****].
8.1[****].
8.2Notwithstanding Section 8.1 above to the contrary, with respect to the [****], the following terms will apply.
8.2.1Execution of this Letter Agreement [****].
8.2.2    [****].
8.3     Notwithstanding Section 8.1 above, [****], the following terms will apply:
    8.3.1    [****].
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

(Intentionally Left Blank)
AAL-PA-03735-LA-1106651R3
[****]    Page 3 of 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY /s/ The Boeing Company

By:	The Boeing Company

Its:	Attorney-In-Fact

AND AGREED TO this

Date:	December 17, 2021

AMERICAN AIRLINES, INC.
By:	/s/ American Airlines, Inc.

Its:	VP, Treasurer

AAL-PA-03735-LA-1106651R3
[****]    Page 4 of 5
BOEING PROPRIETARY

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****]	2Q17 External Fcst
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing	[****]	[****]	Total
					[****]	[****]	[****]	[****]
[****]-2023	4	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	4	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 118070-1F.txt    Boeing Proprietary    Page 1

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
AAL-PA-03735 118070-1F.txt    Boeing Proprietary    Page 2

Attachment A(R3) To
Letter Agreement No. AAL-PA-0375-LA-11006651
737-8 [****] Delivery, Description, Price and Advance Payments

[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	42

AAL-PA-03735 118070-1F.txt    Boeing Proprietary    Page 3